American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	June 30
ASSETS	2018	2017

Cash and due from banks	$24,042	$23,765
Interest-bearing deposits in other banks	9,300	62,164

Equity securities, at fair value	2,177	—
Securities available for sale, at fair value	341,247	280,503
Restricted stock, at cost	5,463	5,501
Loans held for sale	2,296	2,379

Loans	1,339,379	1,288,693
Less allowance for loan losses	(13,508)	(13,632)
Net Loans	1,325,871	1,275,061

Premises and equipment, net	25,879	26,265
Other real estate owned, net	1,124	1,686
Goodwill	43,872	43,872
Core deposit intangibles, net	1,037	1,351
Bank owned life insurance	18,674	18,381
Accrued interest receivable and other assets	23,549	23,545

Total assets	$1,824,531	$1,764,473

Liabilities
Demand deposits -- noninterest-bearing	$420,795	$390,603
Demand deposits -- interest-bearing	251,056	218,714
Money market deposits	383,963	339,106
Savings deposits	132,839	125,237
Time deposits	372,093	389,181
Total deposits	1,560,746	1,462,841

Short-term borrowings:
Customer repurchase agreements	6,776	48,282
Other short-term borrowings	5,500	—
Long-term borrowings	—	9,991
Junior subordinated debt	27,876	27,775
Accrued interest payable and other liabilities	10,285	8,531
Total liabilities	1,611,183	1,557,420

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,708,127 shares outstanding at June 30, 2018 and
8,642,913 shares outstanding at June 30, 2017	8,654	8,595
Capital in excess of par value	77,496	75,691
Retained earnings	135,108	123,795
Accumulated other comprehensive loss, net	(7,910)	(1,028)
Total shareholders' equity	213,348	207,053

Total liabilities and shareholders' equity	$1,824,531	$1,764,473

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2018	2017	2018	2017
Interest and Dividend Income:
Interest and fees on loans	$14,766	$13,752	$29,423	$26,456
Interest and dividends on securities:
Taxable	1,540	1,133	2,864	2,287
Tax-exempt	423	509	842	1,144
Dividends	78	84	158	163
Other interest income	185	125	373	234
Total interest and dividend income	16,992	15,603	33,660	30,284

Interest Expense:
Interest on deposits	1,873	1,352	3,698	2,552
Interest on short-term borrowings	2	14	12	42
Interest on long-term borrowings	—	81	—	161
Interest on junior subordinated debt	329	244	619	483
Total interest expense	2,204	1,691	4,329	3,238

Net Interest Income	14,788	13,912	29,331	27,046
Provision for loan losses	(30)	350	(74)	650

Net Interest Income After Provision
for Loan Losses	14,818	13,562	29,405	26,396

Noninterest Income:
Trust fees	945	908	1,874	1,820
Service charges on deposit accounts	592	607	1,204	1,196
Other fees and commissions	679	627	1,321	1,234
Mortgage banking income	491	462	941	991
Securities gains, net	289	331	410	590
Brokerage fees	209	192	431	384
Income from Small Business Investment Companies	171	6	326	32
Other	187	215	389	372
Total noninterest income	3,563	3,348	6,896	6,619

Noninterest Expense:
Salaries	5,095	4,733	10,092	9,532
Employee benefits	1,111	1,061	2,286	2,181
Occupancy and equipment	1,100	1,148	2,228	2,216
FDIC assessment	132	134	278	263
Bank franchise tax	291	263	572	519
Core deposit intangible amortization	77	203	154	368
Data processing	467	502	889	989
Software	354	271	659	550
Other real estate owned, net	25	68	55	111
Other	2,350	2,328	4,491	4,423
Total noninterest expense	11,002	10,711	21,704	21,152

Income Before Income Taxes	7,379	6,199	14,597	11,863
Income Taxes	1,399	1,920	2,805	3,521
Net Income	$5,980	$4,279	$11,792	$8,342

Net Income Per Common Share:
Basic	$0.69	$0.50	$1.36	$0.97
Diluted	$0.69	$0.49	$1.36	$0.96
Average Common Shares Outstanding:
Basic	8,692,107	8,640,648	8,680,739	8,636,954
Diluted	8,704,726	8,659,165	8,695,860	8,655,173

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2018	2018	2017	2018	2017
EARNINGS
Interest income	$16,992	$16,668	$15,603	$33,660	$30,284
Interest expense	2,204	2,125	1,691	4,329	3,238
Net interest income	14,788	14,543	13,912	29,331	27,046
Provision for loan losses	(30)	(44)	350	(74)	650
Noninterest income	3,563	3,333	3,348	6,896	6,619
Noninterest expense	11,002	10,702	10,711	21,704	21,152
Income taxes	1,399	1,406	1,920	2,805	3,521
Net income	5,980	5,812	4,279	11,792	8,342

PER COMMON SHARE
Income per share - basic	$0.69	$0.67	$0.50	$1.36	$0.97
Income per share - diluted	0.69	0.67	0.49	1.36	0.96
Cash dividends paid	0.25	0.25	0.24	0.50	0.48
Book value per share	24.50	24.19	23.96	24.50	23.96
Book value per share - tangible (a)	19.34	19.00	18.72	19.34	18.72
Closing market price	40.00	37.60	36.95	40.00	36.95

FINANCIAL RATIOS
Return on average assets	1.31%	1.28%	0.99%	1.29%	0.97%
Return on average equity	11.27	11.10	8.28	11.19	8.13
Return on average tangible equity (b)	14.44	14.29	10.93	14.37	10.75
Average equity to average assets	11.62	11.52	11.91	11.57	11.94
Tangible equity to tangible assets (a)	9.46	9.30	9.41	9.46	9.41
Net interest margin, taxable equivalent	3.50	3.46	3.54	3.48	3.49
Efficiency ratio (c)	60.38	59.79	61.76	60.09	62.35
Effective tax rate	18.96	19.48	30.97	19.22	29.68

PERIOD-END BALANCES
Securities	$348,887	$317,889	$286,004	$348,887	$286,004
Loans held for sale	2,296	1,792	2,379	2,296	2,379
Loans, net of unearned income	1,339,379	1,321,221	1,288,693	1,339,379	1,288,693
Goodwill and other intangibles	44,909	44,986	45,223	44,909	45,223
Assets	1,824,531	1,817,574	1,764,473	1,824,531	1,764,473
Assets - tangible (a)	1,779,622	1,772,588	1,719,250	1,779,622	1,719,250
Deposits	1,560,746	1,559,251	1,462,841	1,560,746	1,462,841
Customer repurchase agreements	6,776	10,466	48,282	6,776	48,282
Other short-term borrowings	5,500	—	—	5,500	—
Long-term borrowings	27,876	27,851	37,766	27,876	37,766
Shareholders' equity	213,348	209,840	207,053	213,348	207,053
Shareholders' equity - tangible (a)	168,439	164,854	161,830	168,439	161,830

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2018	2018	2017	2018	2017
AVERAGE BALANCES
Securities (d)	$342,486	$312,783	$295,863	$328,143	$310,146
Loans held for sale	2,616	2,037	2,426	2,328	2,420
Loans, net of unearned income	1,321,812	1,338,058	1,258,346	1,329,890	1,227,127
Interest-earning assets	1,707,223	1,698,451	1,610,132	1,703,287	1,592,395
Goodwill and other intangibles	44,956	45,031	45,337	44,993	45,427
Assets	1,825,860	1,818,429	1,736,686	1,822,165	1,718,310
Assets - tangible (a)	1,780,904	1,773,398	1,691,349	1,777,172	1,672,883
Interest-bearing deposits	1,145,701	1,157,122	1,047,828	1,151,380	1,034,542
Deposits	1,565,321	1,557,149	1,433,852	1,561,258	1,413,100
Customer repurchase agreements	11,347	12,247	49,239	11,795	47,184
Other short-term borrowings	247	2,183	—	1,210	5,884
Long-term borrowings	27,861	27,836	37,748	27,848	37,733
Shareholders' equity	212,256	209,433	206,774	210,852	205,126
Shareholders' equity - tangible (a)	167,300	164,402	161,437	165,859	159,699

CAPITAL
Average shares outstanding - basic	8,692,107	8,669,728	8,640,648	8,680,739	8,636,954
Average shares outstanding - diluted	8,704,726	8,687,351	8,659,165	8,695,860	8,655,173

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,575	$13,603	$13,108	$13,603	$12,801
Provision for loan losses	(30)	(44)	350	(74)	650
Charge-offs	(130)	(44)	(85)	(174)	(134)
Recoveries	93	60	259	153	315
Ending balance	$13,508	$13,575	$13,632	$13,508	$13,632

LOANS
Construction and land development	$96,740	$93,031	$132,322	$96,740	$132,322
Commercial real estate	633,128	624,164	590,093	633,128	590,093
Residential real estate	207,374	207,256	211,305	207,374	211,305
Home equity	105,558	108,024	113,580	105,558	113,580
Commercial and industrial	291,454	284,257	236,418	291,454	236,418
Consumer	5,125	4,489	4,975	5,125	4,975
Total	$1,339,379	$1,321,221	$1,288,693	$1,339,379	$1,288,693

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	229	273	1,611	229	1,611
Nonaccrual	1,861	1,598	2,117	1,861	2,117
Other real estate owned	1,124	1,716	1,686	1,124	1,686
Nonperforming assets	$3,214	$3,587	$5,414	$3,214	$5,414

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2018	2018	2017	2018	2017
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.01%	1.03%	1.06%	1.01%	1.06%
Allowance for loan losses to
nonperforming loans	646.32	725.55	365.67	646.32	365.67
Nonperforming assets to total assets	0.18	0.20	0.31	0.18	0.31
Nonperforming loans to total loans	0.16	0.14	0.29	0.16	0.29
Annualized net charge-offs (recoveries)
to average loans	0.01	—	(0.06)	—	(0.03)

OTHER DATA
Fiduciary assets at period-end (e) (f)	$510,552	$509,668	$520,861	$510,552	$520,861
Retail brokerage assets at period-end (e) (f)	$326,692	$316,064	$297,463	$326,692	$297,463
Number full-time equivalent employees (g)	323	326	328	323	328
Number of full service offices	26	26	27	26	27
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	34	34	34

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended June 30, 2018 and 2017
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$267,996	$229,690	$2,652	$2,241	3.97%	3.91%
Real estate	1,052,105	1,026,010	12,087	11,502	4.60	4.48
Consumer	4,327	5,072	77	89	7.14	7.04
Total loans	1,324,428	1,260,772	14,816	13,832	4.48	4.39

Securities:
Federal agencies & GSEs	127,033	96,339	707	454	2.23	1.89
Mortgage-backed & CMOs	108,789	80,003	609	412	2.24	2.06
State and municipal	91,636	104,115	653	938	2.85	3.60
Other	15,028	15,406	176	179	4.68	4.65
Total securities	342,486	295,863	2,145	1,983	2.51	2.68

Deposits in other banks	40,309	53,497	185	125	1.84	0.94

Total interest-earning assets	1,707,223	1,610,132	17,146	15,940	4.02	3.96

Non-earning assets	118,637	126,554

Total assets	$1,825,860	$1,736,686

Deposits:
Demand	$246,493	$219,743	13	11	0.02	0.02
Money market	395,135	322,737	802	342	0.81	0.43
Savings	132,190	125,134	10	9	0.03	0.03
Time	371,883	380,214	1,048	990	1.13	1.04
Total deposits	1,145,701	1,047,828	1,873	1,352	0.66	0.52

Customer repurchase agreements	11,347	49,239	1	14	0.04	0.11
Other short-term borrowings	247	—	1	—	1.62	—
Long-term borrowings	27,861	37,748	329	325	4.72	3.44
Total interest-bearing
liabilities	1,185,156	1,134,815	2,204	1,691	0.75	0.60

Noninterest bearing demand deposits	419,620	386,024
Other liabilities	8,828	9,073
Shareholders' equity	212,256	206,774
Total liabilities and
shareholders' equity	$1,825,860	$1,736,686

Interest rate spread					3.27%	3.36%
Net interest margin					3.50%	3.54%

Net interest income (taxable equivalent basis)			14,942	14,249
Less: Taxable equivalent adjustment (a)			154	337
Net interest income			$14,788	$13,912

Notes:
(a) - Calculated using 21% and 35% statutory tax rate in 2018 and 2017, respectively, due to tax rate change.

	Net Interest Income Analysis
	For the Six Months Ended June 30, 2018 and 2017
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$263,300	$224,833	$5,096	$4,294	3.90%	3.85%
Real estate	1,064,605	999,484	24,277	22,126	4.56	4.43
Consumer	4,313	5,230	153	181	7.15	6.98
Total loans	1,332,218	1,229,547	29,526	26,601	4.44	4.33

Securities:
Federal agencies & GSEs	115,182	96,651	1,224	896	2.13	1.85
Mortgage-backed & CMOs	108,808	79,033	1,208	825	2.22	2.09
State and municipal	89,000	117,681	1,287	2,090	2.89	3.55
Other	15,153	16,781	351	365	4.63	4.35
Total securities	328,143	310,146	4,070	4,176	2.48	2.69

Deposits in other banks	42,926	52,702	373	234	1.75	0.90

Total interest-earning assets	1,703,287	1,592,395	33,969	31,011	3.99	3.90

Non-earning assets	118,878	125,915

Total assets	$1,822,165	$1,718,310

Deposits:
Demand	$239,477	$217,847	24	21	0.02	0.02
Money market	402,612	314,235	1,585	583	0.79	0.37
Savings	131,453	124,694	20	19	0.03	0.03
Time	377,838	377,766	2,069	1,929	1.10	1.03
Total deposits	1,151,380	1,034,542	3,698	2,552	0.65	0.50

Customer repurchase agreements	11,795	47,184	2	15	0.03	0.06
Other short-term borrowings	1,210	5,884	10	27	1.65	0.92
Long-term borrowings	27,848	37,733	619	644	4.45	3.41
Total interest-bearing
liabilities	1,192,233	1,125,343	4,329	3,238	0.73	0.58

Noninterest bearing demand deposits	409,878	378,558
Other liabilities	9,202	9,283
Shareholders' equity	210,852	205,126
Total liabilities and
shareholders' equity	$1,822,165	$1,718,310

Interest rate spread					3.26%	3.32%
Net interest margin					3.48%	3.49%

Net interest income (taxable equivalent basis)			29,640	27,773
Less: Taxable equivalent adjustment (a)			309	727
Net interest income			$29,331	$27,046

Notes:
(a) - Calculated using 21% and 35% statutory tax rate in 2018 and 2017, respectively, due to tax rate change.